SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 19, 2004

                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                      1-11988               22-2365834
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)




             775 Passaic Avenue,
          West Caldwell, New Jersey                                 07006
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004

Item 5.       Other Events.

On February 19, 2004, Greg Manning Auctions, Inc. issued a press release relating to the acquisition of certain assets as described therein. A copy of this release is filed as an exhibit to this report on 8-K.

Item 7.       Financial Statements and Exhibits.

(c)   Exhibits
      --------

99    Press release, dated February 19, 2004, issued by Greg Manning Auctions,
      Inc.

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2004


                                    GREG MANNING AUCTIONS, INC.




                                    By: /s/ Larry Crawford
                                       -------------------------
                                       Larry Crawford
                                       Chief Financial Officer